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                               EXHIBIT 10(a)
EXECUTION COPY
                     SEVENTH AMENDMENT TO LOAN AGREEMENT


     THIS SEVENTH AMENDMENT TO LOAN AGREEMENT ("Seventh Amendment"), dated as of November 10, 1995, is by and among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("EAS"), DISC MANUFACTURING, INC., a Delaware corporation ("DMI"), LEGAL TECHNOLOGIES, INC., a Delaware Corporation ("LTI"), STENOGRAPH CORPORATION, a Delaware corporation ("Stenograph"), DISCOVERY PRODUCTS, INC. f/k/a STENOGRAPH LEGAL SERVICES, INC., a Delaware corporation ("SLS"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("Spin-Cast"), COURT TECHNOLOGIES, INC., a Delaware corporation ("Court"), COMPOSITE COMPONENTS, INC., a Delaware corporation ("CCI"), INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation ("IIS"), LITIGATION SCIENCES, INC., a Delaware corporation ("LSI"), and SAFE-HIT CORPORATION, a Nevada corporation (Safe-Hit"), the lenders ("Lenders") named in the Loan Agreement referred to below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent"). Quixote, EAS, DMI, LTI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LSI, and Safe-Hit are individually and collectively referred to herein as "Borrower".

RECITALS

     A. Quixote, EAS, DMI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LTI, LSI, Safe-Hit, Agent and Lenders entered into a certain Loan Agreement dated as of June 26, 1992 as amended by a First Amendment to Loan Agreement, dated as of June 30, 1992, as further amended by a Second Amendment to Loan Agreement dated as of May 28, 1993, as further amended by a Third Amendment to Loan Agreement dated as of June 26, 1993, as further amended by a Fourth Amendment to Loan Agreement dated May 31, 1994, as further amended by a Fifth Amendment to Loan Agreement dated December 15, 1994, and as further amended by a Sixth Amendment to Loan Agreement dated April 3, 1995 (as so amended and as the same may be hereafter amended, restated, supplemented or otherwise modified, the "Loan Agreement").

     B. Pursuant to the terms of the Loan Agreement, and at the request of Borrower, the parties wish to further amend the Loan Agreement.

     C. In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     1.  Amendment.

     1.1 Terms Used. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

     1.2 Section 1 of the Loan Agreement. Section 1 of the Loan Agreement is hereby amended by deleting the definition of Maximum Revolving Credit Loan and inserting the following in its stead:

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"'Maximum Revolving Credit Loan' shall mean an amount equal to $70,000,000, subject to reduction as provided in Section 2.4."

     1.3 Section 2.1 of the Loan Agreement. Section 2.1 of the Loan Agreement is hereby amended by deleting the first and second sentences of such Section and inserting the following in its stead:

"The maximum aggregate amount of the Revolving Credit Loan to be made by each Lender (such Lender's "Revolving Credit Loan Commitment") shall be the amount set below such Lender's name on the signature pages to the Seventh Amendment to Loan Agreement dated as of November 10, 1995. The aggregate principal amount of the Revolving Credit Loan Commitments is $70,000,000."

     1.4 Section 6.3 of the Loan Agreement. Section 6.3 of the Loan Agreement is hereby amended by deleting subsections (b) - (f) thereof and inserting the following in their stead.

"(b) (i) at the end of the Fiscal Quarter ending December 31, 1995, a positive Consolidated Net Income for such Fiscal Quarter, (ii) at the end of the Fiscal Quarter ending March 31, 1996, for the two Fiscal Quarter period then ended, a positive Consolidated Net Income and (iii) at the end of each succeeding Fiscal Quarter, for the three Fiscal Quarter period then ended, a positive Consolidated Net Income, (in each case certified by Quixote at the end of such Fiscal Quarter).

(c) (i) at the end of the Fiscal Year ended June 30, 1996, a positive Consolidated Net Income from its continuing operations and (ii) at the end of each Fiscal Year thereafter, a positive Consolidated Net Income, (in each case certified by Quixote at the end of such Fiscal Year).

(d) at all times Consolidated Tangible Net Worth (which shall be certified by Quixote at the end of each Fiscal Year) equal to or greater than

 (i)  for the 1996 Fiscal Year, $36,000,000;

 (ii)  for the 1997 Fiscal Year, the sum of (A) $36,000,000 plus
(B) 50% of Quixote's positive Consolidated Net Income for the 1996 Fiscal
Year;

 (iii)  for the 1998 Fiscal Year, the sum of (A) the required
Consolidated Tangible Net Worth for the 1997 Fiscal Year plus (B) 50% of Quixote's positive Consolidated Net Income for the 1997 Fiscal Year; and

  (iv) for each Fiscal Year thereafter, the sum of (A) the required Consolidated Tangible Net Worth for the previous Fiscal Year and (B) 50% of Quixote's positive Consolidated Net Income for the previous Fiscal Year.

(e) at the end of each Fiscal Quarter, a Consolidated Cash Flow to Consolidated Fixed Charges Ratio (which shall be certified by Quixote at the end of each Fiscal Quarter) for the four Fiscal Quarter period then ended

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equal to or greater than 2.0 to 1.0; provided, however, that with respect to the Fiscal Quarters ending on or prior to June 30, 1996 such ratio shall be measured for the period beginning October 1, 1995 and ending at the end of such Fiscal Quarter.

(f) at the end of each Fiscal Quarter, a Consolidated Funded Debt to Adjusted Capitalization Percentage (which shall be certified by Quixote at the end of each Fiscal Quarter) equal to or less than:

              (i)  66% for the 1996 Fiscal Year;

             (ii)  63% for the 1997 Fiscal Year; and

            (iii) 60% for the 1998 Fiscal Year and each Fiscal Year thereafter."

     1.5 Section 8 of the Loan Agreement. Section 8 of the Loan Agreement is hereby amended by deleting it in its entirety and inserting the following in its stead:

"The agreement of Lenders to extend Revolving Credit Loans to Borrower and of Borrower to borrow money from Lenders pursuant to this Agreement and the Revolving Credit Notes shall continue for a period ending on October 31, 1998 ("Original Term") and on each October 31, commencing October 31, 1996, shall be subject to extension for successive one-year periods ("Renewal Terms") with the consent of all the Lenders and the Borrower."

     1.6 Section 7.9 of the Loan Agreement. Section 7.9 of the Loan Agreement is hereby amended by deleting it and inserting the following in its stead:

"7.9 Capital Expenditures. Borrower shall not and shall not permit any of its Subsidiaries to make Capital Expenditures within any Fiscal Year that, in the aggregate, shall exceed (i) for the 1996 Fiscal Year, the lesser of (A) $20,000,000 or (B) the sum of Quixote's Consolidated Net Income attributable to its continuing operations plus depreciation and amortization for the 1996 Fiscal Year and (ii) for each Fiscal Year thereafter, the sum of Quixote's Consolidated Net Income plus depreciation and amortization for such Fiscal Year."

     1.7 Exhibit B to the Loan Agreement. Exhibit B to the Loan Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof a new Exhibit B, which is attached hereto as Annex 1.

     2. Consent and Approval. The Agent and each of the Lenders hereby consent to and approve an investment by EAS of up to $1,200,000 in a joint venture to be known as FIP-Energy Absorption Systems LLC. Notwithstanding anything to the contrary contained in the Loan Agreement, neither Borrower nor any Subsidiary of Borrower shall make any other investment in such joint venture. This consent and approval shall be limited precisely as written and shall not be deemed to approve any other transaction not otherwise in compliance with the terms and conditions of the Loan Agreement.

     3.  Term Loan Agreement.  The parties hereto hereby agree that that

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certain Term Loan Agreement (the "Term Loan Agreement") dated as of  August 4,
1995 among the parties hereto shall be terminated on the date hereof. The parties hereto hereby agree that all obligations owing under the Term Loan Agreement by the Borrowers (as defined therein) shall be satisfied by the Agent increasing the amount of the Revolving Credit Loan by $10,000,000 on the date hereof and Quixote hereby directs the Agent to make such a Revolving Credit Loan.

     4. Waiver. The Lenders hereby waive any and all Defaults or Events of Default caused by Borrower's failure to comply with the terms of subsections 6.3(b) through 6.3(f) of the Loan Agreement during the first Fiscal Quarter of the 1996 Fiscal Year. This waiver shall be limited precisely as written and shall not be deemed to prejudice the Lenders' rights and remedies with respect to any future Defaults or Events of Default.

     5. Representation and Warranties. In order to induce the Lenders to enter into this Seventh Amendment, each Borrower represents and warrants that:

          5.1 The representations and warranties set forth in Section 4 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default of Event of Default on the date hereof.

          5.2 The execution and delivery by each Borrower of this Seventh Amendment has been duly authorized by proper corporate proceedings of each Borrower and this Seventh Amendment, and the Agreement, as amended by this Seventh Amendment, constitutes a valid and binding obligation of each Borrower.

          5.3 Neither the execution and delivery by each Borrower of this Seventh Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any Borrower's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     6. Effective Date. This Seventh Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of (i) four (4) copies of this Amendment duly executed by each Borrower, the Agent and all Lenders, (ii) Revolving Credit Notes executed by each Borrower in favor of each of the Lenders substantially in the form of Annex 1 hereto (the "Replacement Notes"), (iii) copies for each Lender of a certificate executed by each Borrower certifying (a) board resolutions authorizing the execution and delivery of this Seventh Amendment and the Replacement Notes and authorizing the borrowings contemplated thereby and (b) incumbency, and (iv) a $36,000 closing fee.

     7. Reference to Loan Agreement. From and after the Effective Date hereof, each reference in the Loan Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Loan Agreement, as amended by this and all previous Amendments.

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     8.  Miscellaneous.

          8.1 Except as specifically set forth herein, the Loan Agreement and all provisions of contained therein shall remain and continue in full force and effect.

          8.2 The execution delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided for herein, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or (ii) any Default or Event of Default under the Loan Agreement.

          8.3 This Seventh Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws.

          8.4 This Seventh Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

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     IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the date first written above.

                                          THE NORTHERN TRUST COMPANY,
                                          as Agent and as Lender


                                          By: /s/ Daniel J. Honegger
                                          -----------------------------
                                          Name:   Daniel J. Honegger
                                          Title:  Second Vice President

                                          Revolving Credit Loan
                                          Commitment:  $23,333,334



                                          LA SALLE NATIONAL BANK,
                                          as Lender


                                          By: /s/ Betty T. Latson
                                          ----------------------------
                                          Name:   Betty T. Latson
                                          Title:  First Vice President

                                          Revolving Credit Loan
                                          Commitment:  $23,333,333



                                          NBD BANK,
                                          as Lender


                                          By: /s/ Peter K. Gillespie
                                          ----------------------------
                                          Name:   Peter K. Gillespie
                                          Title:  Vice President

                                          Revolving Credit Loan
                                          Commitment:  $23,333,333

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QUIXOTE CORPORATION                       ENERGY ABSORPTION SYSTEMS, INC.

By: /s/ Myron R. Shain                    By: /s/ Myron R. Shain
----------------------                    ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  Executive Vice President-Finance  Title:  Vice President


DISC MANUFACTURING, INC.                  STENOGRAPH CORPORATION


By: /s/Myron R. Shain                     By: /s/ Myron R. Shain
---------------------                     ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  President                         Title:  Vice President


LEGAL TECHNOLOGIES, INC.                  DISCOVERY PRODUCTS


By: /s/ Myron R. Shain                    By: /s/ Myron R. Shain
----------------------                    ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  Vice President                    Title:  Vice President


INTEGRATED INFORMATION SERVICES,INC.      SPIN-CAST PLASTICS, INC.


By: /s/ Myron R. Shain                    By: /s/ Myron R. Shain
----------------------                    ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  Vice President                    Title:  Vice President


LITIGATION SCIENCES, INC.                 COURT TECHNOLOGIES, INC.


By: /s/ Myron R. Shain                    By: /s/ Myron R. Shain
----------------------                    ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  Vice President                    Title:  Vice President


SAFE-HIT CORPORATION                      COMPOSITE COMPONENTS, INC.


By: /s/ Myron R. Shain                    By: /s/ Myron R. Shain
----------------------                    ----------------------
Name:   Myron R. Shain                    Name:   Myron R. Shain
Title:  Vice President                    Title:  Vice President


Document Number:  SEVENTH.AMD